GOODWILL AND INTANGIBLE ASSETS, NET - Summary of Estimated Future Amortization Expenses of Finite-Lived Intangible Assets (Detail) - Finite-Lived Intangible Assets Other Than Gaming Sub concession [Member] - USD ($)
$ in Thousands
	Dec. 31, 2021	Dec. 31, 2020
Goodwill And Intangible Assets [Line Items]
2022	$ 11,377
2023	8,063
2024	3,763
2025	3,230
2026	3,214
Over 2026	17,690
Finite lived intangible assets, net	$ 47,337	$ 54,598